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                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                      FORM 8-K
                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934



             Date of Report (Date of earliest event reported): May 8, 1996



                             HEALTHCARE IMAGING SERVICES, INC.
                    (Exact name of registrant as specified in its charter)



       Delaware                       000-19636                  22-3119929
       --------                       ---------                  ----------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


         200 Schulz Drive, Middletown, New Jersey             07701
         ------------------------------------------------------------
         (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (908) 224-9292



                               NOT APPLICABLE
    ------------------------------------------------------------
    (Former name or former address, if changed since last report)








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ITEM 5.           OTHER EVENTS.

                  On May 8, 1996, Healthcare Imaging Services, Inc. (the "Company") issued a press release (the "Press Release") regarding the outcome of its 1996 Annual Meeting of Stockholders held on May 2, 1996. A copy of the Press Release is attached hereto as an exhibit and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

   (c)      Exhibits.

            99.1 Press Release of Healthcare Imaging Services, Inc. dated May 8, 1996.

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                                     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                HEALTHCARE IMAGING SERVICES, INC.
                                        (Registrant)


Dated:  May 13, 1996                      By: /s/ Elliott H. Vernon
                                              ---------------------
                                                  Elliot H. Vernon
                                                  Chairman of the Board,
                                                  President and
                                                  Chief Executive Officer


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                          INDEX TO EXHIBITS


EXHIBIT NO.                                                     PAGE NO.
- - -----------                                                     --------

99.1        Press Release of Healthcare Imaging Services, Inc.
            dated May 8, 1996








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